Offerings - Offering: 1	May 07, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Equity
Security Class Title	Common Stock, par value $1.00 per share
Amount Registered | shares	0
Proposed Maximum Offering Price per Unit | shares	0
Maximum Aggregate Offering Price	$ 123,613,839
Fee Rate	0.01531%
Amount of Registration Fee	$ 18,925.28
Carry Forward Form Type	0
Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward	$ 0